                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     ----------------------------------------------------------------------

                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                        April 1, 2005 (January 19, 2005)

Commission file number: 0-22773

                            NETSOL TECHNOLOGIES, INC.
                            -------------------------
        (Exact name of small business issuer as specified in its charter)

            NEVADA                                         95-4627685
            ------                                         ----------
(State or other Jurisdiction of                       (I.R.S. Employer NO.)
Incorporation or Organization)

              23901 Calabasas Road, Suite 2072, Calabasas, CA 91302
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                         (818) 222-9195 / (818) 222-9197
                         -------------------------------
           (Issuer's telephone/facsimile numbers, including area code)

                                                                          Page 1

Item 1.01. Entry into a Material Definitive Agreement.

On January 19, 2005, NetSol Technologies, Inc., a Nevada corporation (the
"Company") entered into a Share Purchase Agreement whereby the Company agreed to acquire 100% of the issued and outstanding shares of CQ Systems Ltd., a company organized under the laws of England and Wales ("CQ") (the "Share Purchase
Agreement"). Prior to the execution of the Share Purchase Agreement, there was no relationship between the Company and any of the parties to the Share Purchase
Agreement.

According to the terms of the Share Purchase Agreement, the Company shall acquire 100% of the issued and outstanding shares of CQ from CQ's current shareholders, whose identity is set forth in the Share Purchase Agreement (the
"CQ Shareholders") at the completion date in exchange for a purchase price consisting of: a) 50.1% of CQ's total gross revenue for the twelve month period ending 31st of March, 2005 after an adjustment for any extraordinary revenue,
i.e. non-trading revenue ("LTM Revenue") multiplied by 1.3 payable: (i) 50% in shares of restricted common stock of the Company at a per share cost basis of
$2.313 and as adjusted by the exchange rate of U.S. Dollar to British Pound (at the spot rate for the purchase of sterling with U.S. dollars certified by
NatWest Bank plc as prevailing at or about 11:00 a.m.) on January 19, 2005 and,
(ii) 50% in cash; and b) 49.9% of CQ's LTM Revenue for the period ending 31st
March 2006 multiplied by 1.3 payable, at the Company's discretion: (i) wholly in cash; or (ii) on the same basis and on the same terms as the initial payment provided, however that the cost basis of the Company's common stock shall be based on the 20 day volume weighted average of the Company's shares of common stock as traded on NASDAQ 20 days prior to March 31, 2006 and, provided that under no circumstances shall the total number of shares of common stock issued to the CQ Shareholders exceed 19% of the issued and outstanding shares of common stock, less treasury shares, of the Company at January 19, 2005.

The acquisition closed on February 21, 2005 based on March 31, 2004 financial statements of CQ Systems Ltd. with the payment of approximately $1.7 million in cash and 675,292 shares of Company common stock based on a $2.46 per share cost basis. Consideration will be adjusted when March 31, 2005 financials are received. The final payment of consideration will be made after the completion of CQ's March 31, 2006 fiscal year end.

Exhibits

Listed below are the financial statements, pro forma financial information filed as a part of this report.

(a)   Financial Statements of the Business Acquired.

(1)   CQ Systems Ltd.'s Financial Statements for the year ended March 31, 2004

(2)   CQ Systems Ltd. Financial Statements for the year ended March 31, 2003

(3)   CQ Systems Ltd. Financial Statements for the 9 months ended December 31, 2004 (unaudited)

(b)   Pro Forma Financial Information.

(1)   NetSol Technologies Inc. and Subsidiaries Pro Forma Financial Statements
      June 30, 2004 (Unaudited)

(2)   NetSol Technologies Inc. and Subsidiaries Pro Forma Financial Statements
      June 30, 2003 (Unaudited)

(3)   NetSol Technologies, Inc. and Subsidiaries Pro Forma Financial Statements
      for the quarter and six months ended December 31, 2004 (Unaudited)

(c)   Exhibits

2.1 Share Purchase Agreement dated as of January 19, 2005 by and between the
Company and the shareholders of CQ Systems Ltd.*

*Previously filed

                                                                          Page 2

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: April 1, 2005                  /s/ Naeem Ghauri
                                     ----------------------------------------
                                         NAEEM GHAURI
                                         Chief Executive Officer

Date: April 1, 2005                  /s/ Najeeb Ghauri
                                     ----------------------------------------
                                         NAJEEB GHAURI
                                         Chief Financial Officer and Chairman

                                                                          Page 3

                               CQ SYSTEMS LIMITED

                             COMPANY NUMBER: 1998080
                             (REGISTERED IN ENGLAND)

                    REPORTS ON AUDITS OF FINANCIAL STATEMENTS

                           AND ADDITIONAL INFORMATION

                            YEAR ENDED 31 MARCH 2004

                               CQ SYSTEMS LIMITED

      COMPANY INFORMATION
      FOR THE YEAR ENDED 31 MARCH 2004

                    DIRECTORS:          P J Grace
                                        G E Tarrant

                                        I M Tarrant
                                        A Elliott
                                        J Halliday
                                        J Manktelow
                                        C S Taylor

                    SECRETARY:          P M Tarrant

                    REGISTERED OFFICE:  Planet House

                                        North Heath Lane
                                        Horsham
                                        West Sussex
                                        United Kingdom
                                        RH12 5QE

                    REGISTERED NUMBER:  1998080 (England)

                    AUDITORS:           CMB Partnership

                                        Chartered Accountants and Registered
                                        Auditors
                                        Chapel House
                                        1 Chapel Street
                                        Guildford
                                        Surrey
                                        United Kingdom
                                        GU1 3UH

                               CQ SYSTEMS LIMITED

                                    CONTENTS

FINANCIAL STATEMENTS                                                    PAGE

         Important Note                                                  1

         Original Directors Report of United Kingdom GAAP statements     2 - 3

         Original Independent Auditors Report on United Kingdom GAAP     4
         Statements

         Independent Auditors Report on US GAAP statements               5

         Consolidated Balance Sheets                                     6

         Consolidated Statements of Income and Retained Earnings         7

         Consolidated Statements of Comprehensive Income                 7

         Consolidated Statements of Cash Flows                           8 - 9

         Notes to the Financial Statements                               10 - 11

      IMPORTANT NOTE

      The  consolidated US GAAP financial  information  contained in this report represents  historical  information,  which  previously  was  reported  in accordance  with United  Kingdom GAAP and has been  restated in accordance with US GAAP. The restatement to US GAAP has been performed at the request of the directors of the company.

      The  consolidated US GAAP financial  information  includes certain primary information  (consolidated  balance sheet,  consolidated income statement, changes in  shareholders  equity,  consolidated  cash flow  statement  and certain explanatory notes.)

      The  original  financial  statements  for the year  ended  31  March  2004 prepared in  accordance  with  United  Kingdom  GAAP were  approved by the directors on 23 November 2004. The  Independent  Auditors  Report on those financial  statements  was also dated 23 November  2004 and is attached on page 4. As outlined  above,  the  directors of the company have  requested that the original  financial  statements be restated in accordance with US
      GAAP. The  Independent  Auditors have attached a report on those financial statements on page 5.

                                     Page 1

                               CQ SYSTEMS LIMITED

      REPORT OF THE DIRECTORS
      FOR THE YEAR ENDED 31 MARCH 2004

      The directors  present  their report with the financial  statements of the group for the year ended 31 March 2004.

      PRINCIPAL ACTIVITY

      The  principal  activity of the group in the year under review was that of the provision of computer software and services.

      DIRECTORS

      The directors during the year under review were:

      P J Grace
      G E Tarrant
      I M Tarrant
      A Elliott
      J Halliday
      J Manktelow
      C S Taylor - appointed 5/2/04

      The beneficial  interests of the directors holding office on 31 March 2004 in the issued share capital of the company were as follows:

                                                                     01.04.03
                                                                     or date of
                                                                     appointment
                                                    31.3.04           if later
      ORDINARY (POUND)0.20 SHARES

      P J Grace                                      75,000             75,000
      G E Tarrant                                   150,000            150,000
      I M Tarrant                                   150,000            150,000
      A Elliott                                      55,983             55,983
      J Halliday                                     38,034             38,034
      J Manktelow                                    30,983             30,983
      C S Taylor                                         --                 --

      The directors' interests above include shares held by connected persons.

      STATEMENT OF DIRECTORS' RESPONSIBILITIES

      Company law requires the  directors to prepare  financial  statements  for each  financial  year  which  give a true  and fair  view of the  state of affairs of the  company  and of the profit or loss of the company for that period.  In  preparing  those  financial  statements,  the  directors  are required to

      -     select   suitable   accounting   policies   and  then   apply   them
            consistently;
      -     make judgements and estimates that are reasonable and prudent;
      -     prepare the  financial  statements on the going concern basis unless it is  inappropriate  to presume that the company  will  continue in business.

      The directors are responsible for keeping proper accounting  records which disclose with  reasonable  accuracy at any time the financial  position of the company and to enable  them to ensure  that the  financial  statements comply  with  the  Companies  Act  1985.  They are  also  responsible  for safeguarding  the assets of the  company  and hence for taking  reasonable steps for the prevention and detection of fraud and other irregularities.

      AUDITORS

      The auditors,  CMB  Partnership,  will be proposed for  re-appointment  in accordance with Section 385 of the Companies Act 1985.

                                     Page 2

REPORT OF THE DIRECTORS - CONTINUED
FOR THE YEAR ENDED 31 MARCH 2004

This report has been prepared in accordance with the special  provisions of Part
VII of the Companies Act 1985 relating to small companies.

ON BEHALF OF THE BOARD:

P M Tarrant - Secretary

Date: 23 November 2004

                                       1

REPORT OF THE  INDEPENDENT  AUDITORS TO THE  SHAREHOLDERS  OF CQ SYSTEMS LIMITED
(EXEMPT FROM REQUIREMENT TO PREPARE GROUP ACCOUNTS)

"We have audited the  financial  statements  of CQ Systems  Limited for the year ended 31 March 2004 on pages five to eleven.  These  financial  statements  have been prepared in accordance  with the Financial  Reporting  Standard for Smaller
Entities  (effective  June 2002),  under the historical  cost convention and the accounting policies set out therein.

This report is made solely to the  company's  members,  as a body, in accordance with Section 235 of the Companies Act 1985.  Our audit work has been  undertaken so that we might state to the company's members those matters we are required to state to them in an auditors'  report and for no other  purpose.  To the fullest extent  permitted  by law, we do not accept or assume  responsibility  to anyone other than the company and the company's  members as a body, for our audit work, for this report, or for the opinions we have formed.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As  described  on page  two the  company's  directors  are  responsible  for the preparation of financial statements in accordance with applicable law and United
Kingdom Accounting Standards.

Our  responsibility  is to audit the financial  statements  in  accordance  with
relevant  legal  and  regulatory   requirements   and  United  Kingdom  Auditing
Standards.

We report to you our opinion as to whether the financial  statements give a true and fair view and are properly  prepared in  accordance  with the  Companies Act
1985.  We also report to you if, in our opinion,  the Report of the Directors is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we  require  for  our  audit,  or if  information  specified  by  law  regarding directors' remuneration and transactions with the company is not disclosed.

We read the Report of the Directors and consider the implications for our report if we become aware of any apparent misstatements within it.

BASIS OF AUDIT OPINION

We conducted  our audit in accordance  with United  Kingdom  Auditing  Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis,  of evidence  relevant to the amounts and  disclosures  in the  financial statements.  It also  includes an assessment  of the  significant  estimates and judgements made by the directors in the preparation of the financial statements, and of  whether  the  accounting  policies  are  appropriate  to  the  company's circumstances, consistently applied and adequately disclosed.

We  planned  and  performed  our audit so as to obtain all the  information  and explanations  which  we  considered  necessary  in  order  to  provide  us  with sufficient evidence to give reasonable  assurance that the financial  statements
are  free  from  material  misstatement,   whether  caused  by  fraud  or  other
irregularity  or error.  In forming  our opinion we also  evaluated  the overall adequacy of the presentation of information in the financial statements.

OPINION

In our opinion the financial  statements  give a true and fair view of the state of the company's affairs as at 31 March 2004 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

CMB Partnership
Chartered Accountants and Registered Auditors
Chapel House, 1 Chapel Street
Guildford
Surrey GU1 3UH                                            Date: 23 November 2004

                                       2

BOARD OF DIRECTORS
CQ SYSTEMS LIMITED

INDEPENDENT AUDITORS' REPORT

We have audited the  accompanying  balance sheets of CQ Systems,  as of 31 March
2004 and 2003,  and the  related  statements  of income and  retained  earnings, comprehensive  income,  and cash flows for the years then ended. These financial
statements   are  the   responsibility   of  the   Company's   management.   Our
responsibility  is to express an opinion on these financial  statements based on our audits.

We  conducted  our  audits  in  accordance  with  generally   accepted  auditing
standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the  accounting  principles  used and  significant  estimates  made by management,  as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable  basis for our opinion.  We draw attention to the note on page 1 in that the original  accounts  were prepared in accordance with United Kingdom accounting and auditing  standards.  We have been requested to report on the  financial  statements  prepared  under US GAAP.  The scope  of our work  for the  purpose  in US GAAP  financial  statements  did not include  examining  or dealing with events after the date of the Audit Report on the United Kingdom GAAP accounts.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects,  the financial  position of CQ Systems Limited,  as of 31
March 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting  principles generally accepted in the United States of America.

CMB Partnership
Chartered Accountants and Registered Auditors
Chapel House, 1 Chapel Street
Guildford
Surrey GU1 3UH                                            Date: 23 November 2004

                                       3

                               CQ SYSTEMS LIMITED
                           CONSOLIDATED BALANCE SHEET

                                     ASSETS
                                                                                       MARCH 31
                                                                                  2004             2003
                                                                    NOTE         (POUND)          (POUND)

CURRENT ASSETS
  Cash and cash equivalents                                                       809,488            448,136
  Accounts receivable                                                             400,280            435,806
  Prepaid expenses and other debtors                                               60,501             47,216
                                                                                ---------          ---------

TOTAL CURRENT ASSETS                                                            1,270,269            931,158
                                                                                ---------          ---------

EQUIPMENT                                                           2
  Automobiles                                                                      64,725             39,732
  Furniture and equipment                                                         172,841            155,093
  Computer equipment                                                              580,772            546,646
                                                                                ---------          ---------
                                                                                  818,338            741,471

Less accumulated depreciation                                                     676,768            616,420
                                                                                ---------          ---------

                                                                                  141,570            125,051
                                                                                ---------          ---------

                                                                                1,411,839          1,056,209
                                                                                =========          =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                                                                                       MARCH 31
                                                                               2004                 2003
                                                                              (POUND)              (POUND)
CURRENT LIABILITIES
  Accounts payable                                                                 16,682             21,365
  Hire purchase liabilities                                                        23,428             32,153
  Payroll, Vat and corporation taxes payable                                      283,017            135,117
  Dividends payable                                                                53,062             30,000
  Accrued liabilities                                                              75,197             92,911
  Deferred income                                                     1.b         418,581            410,193
                                                                                ---------          ---------

TOTAL CURRENT LIABILITIES                                                         869,967            721,739

LONG TERM LIABILITIES AND PROVISIONS
  Hire purchase liabilities                                                        38,270              5,275
  Deferred tax                                                                      2,916              1,198
                                                                                ---------          ---------
TOTAL LIABILITIES                                                                 911,153            728,212

SHAREHOLDERS' EQUITY
  Ordinary Shares
    1,000,000 shares authorised (pound)0.20 par value
    Issued 500,000 shares                                                         100,000            100,000
  Retained earnings                                                               400,686            227,997
                                                                                ---------          ---------

                                                                                1,411,839          1,056,209
                                                                                =========          =========

                       See notes to financial statements.

                                       4

                               CQ SYSTEMS LIMITED
             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

                                                                                YEAR ENDED       YEAR ENDED
                                                                              MARCH 31 2004      MARCH 31 2003
                                                                                 (POUND)            (POUND)
                                                                    NOTE

SALES                                                                           2,739,303          2,471,477
 1.b

COST OF SALES                                                                   1,082,577          1,069,974
                                                                                ---------          ---------

                                                                                1,656,726          1,401,503

OPERATING EXPENSES                                                  1.e         1,119,171          1,302,176
                                                                                ---------          ---------

INCOME FROM OPERATIONS                                                            537,555             99,327

OTHER INCOME (EXPENSES)
  Interest income                                                                  19,483             10,257
  Interest payable                                                                 (5,238)            (3,530)
                                                                                ---------          ---------

INCOME BEFORE CORPORATION                                                         551,800            106,054
AND DEFERRED TAXES

UK CORPORATION AND DEFERRED TAXES                                     3          (141,049)           (29,076)
                                                                                ---------          ---------

NET INCOME                                                                        410,751             76,978

RETAINED EARNINGS
  Beginning of year                                                               227,997            181,019
  Less: Dividends                                                                (238,062)           (30,000)
                                                                                ---------          ---------

  End of year                                                                     400,686            227,997
                                                                                =========          =========

                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                                  2004               2003
                                                                                 (POUND)            (POUND)

NET INCOME                                                                        410,751             76,978

                                                                                ---------          ---------

COMPREHENSIVE INCOME                                                              410,751             76,978
                                                                                =========          =========

                       See notes to financial statements.

                                       5

                               CQ SYSTEMS LIMITED
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                     MARCH 31
                                                 2004         2003
                                                (POUND)       (POUND)

CASH FLOWS FROM OPERATING ACTIVITIES

  Cash received from customers                 2,761,544     2,343,179
  Cash paid to suppliers and employees        (2,074,453)   (2,235,165)
  Interest received                               19,483        10,257
  Interest paid                                   (5,238)       (3,530)
  Corporation tax paid                           (27,878)       (8,782)
                                              ----------    ----------

  Net cash provided by operating activities      673,458       105,959

                                              ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES

  Net sales (purchases) of equipment             (97,106)      (27,462)
                                              ----------    ----------

  Net cash used by investing activities          (97,106)      (27,462)
                                              ----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES

  Dividends paid                                (215,000)           --
                                              ----------    ----------

  Net cash used by financing activities         (215,000)           --
                                              ----------    ----------

NET INCREASE IN CASH AND CASH EQUIVALENTS        361,352        78,497

CASH AND CASH EQUIVALENTS

  Beginning of year                              448,136       369,639
                                              ----------    ----------

  End of year                                    809,488       448,136
                                              ==========    ==========

                       See notes to financial statements.

                                       6

                               CQ SYSTEMS LIMITED
                CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED

                                                                              MARCH 31
                                                                           2004       2003
                                                                          (POUND)    (POUND)
RECONCILIATION OF NET INCOME TO CASH
PROVIDED BY OPERATING ACTIVITIES

Net Income                                                               410,751     76,978

Adjustments to reconcile net income to net cash provided by operating activities:

  Depreciation                                                            80,587    111,390
  Decrease/(increase) in accounts receivable and other debtors            22,241   (128,297)
  Increase in accounts payable and other creditors                        46,708     25,594
  Increase in corporation taxes payable                                  111,453     19,096
  Increase in deferred taxes                                               1,718      1,198
                                                                        --------   --------

                                                                         262,707     28,981
                                                                        --------   --------

                                                                         673,458    105,959
                                                                        ========   ========

                       See notes to financial statements.

                                       7

                               CQ SYSTEMS LIMITED
                          NOTES TO FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            The accompanying  consolidated  financial statements are prepared in accordance  with  accounting  principles  generally  accepted in the
            United States of America (US GAAP) and are stated in United  Kingdom sterling.

            In preparing the consolidated  financial  statements,  management is required to make estimates and assumptions  that affect the reported amounts of assets  and  liabilities  and  disclosure  of  contingent assets and liabilities at the date of the consolidated balance sheet and the  reported  amounts  of  revenues  and  expenses  during  the reported period. Actual results could differ from those estimates.

a.    PRINCIPLES OF CONSOLIDATION

            The  consolidated   financial   statements   include  the  financial
            statements of the group and its subsidiary.  The group's  subsidiary is Custom Quest Limited, a dormant company that has not traded since
            31 May 2001 in which  the  group has a 100%  direct  holding  in the voting  rights.  The net  assets  of the  subsidiary  company  since cessation of trade is (pound)nil.

      b.    TURNOVER

            Licence revenue is recognised  where orders have been signed and the product is delivered.  In contracts with multiple  elements revenues are allocated to each element based on the fair value on completion, delivery and acceptance by the customer.  For other services related activity, revenue is recognised on a percentage of completion basis.

      c.    TANGIBLE FIXED ASSETS

            Depreciation  is provided at the  following  rates in order to write off each asset over its useful life;

            Computer software             50% straight line
            Office furniture and fittings 15% straight line
            Computer equipment            33.33% straight line
            Automobiles                   25% straight line

            The group evaluates  tangible fixed assets for impairment  losses at least  annually  and  whenever  events or changes  in  circumstances indicate  that the  carrying  amount  may not be  recoverable  or is greater than its fair value.

      d.    DEFERRED TAX

            Deferred tax is recognised in respect of all timing differences that have  originated  but not reversed at the balance sheet date.  These
            reflect  the   expected   future  tax   consequences   of  temporary
            differences  between the carrying  amounts of assets and liabilities at the balance sheet date and their respective tax bases.

                                       8

                               CQ SYSTEMS LIMITED
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

      E.    RESEARCH AND DEVELOPMENT

            Expenditure  on research and  development is written off in the year in which it is incurred. Development costs on computer software that is to be sold  relates to bespoke  work  undertaken  for  particular customers as and when requested.  Under these  circumstances,  these costs are  written  off as  incurred  rather  than  capitalised  and amortised,  as  they  relate  solely  to  the  individual  customers specifications  rather than being  available for general  release to customers.

      f.    ADVERTISING

            The company expenses advertising costs as they are incurred.

      G.    HIRE PURCHASE AND LEASING COMMITMENTS

            Assets obtained under hire purchase contracts are capitalised in the balance sheet and are depreciated over their useful estimated lives.

            The  interest  element  of  these  obligations  are  charged  to the statement of income and retained  earnings over the lease term.  The capital element of the future payments is treated as liability.

            Rentals paid under operating  leases are charged to the statement of income and retained earnings on a straight line basis.

      H.    PENSIONS

            The  company  operates  a  defined   contribution   pension  scheme.
            Contributions  payable for the year are charged in the  statement of income and retained earnings.

      I.    CASH AND CASH EQUIVALENTS

            Cash and cash equivalents consist of cash at bank and in hand.

2.    SECURED CREDITORS

      The amounts owed under hire  purchase  contracts  totalling  (pound)61,698
      (2003 - (pound)37,428)  are secURed on the assets acquired.  The bank also holds securities over any bank borrowings ((pound)nil at the balance SHeet date.)

3.    CORPORATION AND DEFERRED TAXES

      Provision  is made for  United  Kingdom  corporation  tax  payable  on the group's  taxable  net  income.  This is  provided  for at the  rate of tax prevailing at that time. The current standard  corporation tax rate in the
      United Kingdom is 30%. Deferred tax is provided using the standard rate.

4.    COMMITMENTS

      The group is committed to making operating lease payments of (pound)82,500 in the forthcoming year.

                                       9

                               CQ SYSTEMS LIMITED

                             COMPANY NUMBER: 1998080
                             (Registered in England)

                    REPORTS ON AUDITS OF FINANCIAL STATEMENTS

                           AND ADDITIONAL INFORMATION

                            YEAR ENDED 31 MARCH 2003

                               CQ SYSTEMS LIMITED

      COMPANY INFORMATION
      FOR THE YEAR ENDED 31 MARCH 2003

             DIRECTORS:                          P J Grace
                                                 G E Tarrant
                                                 I M Tarrant
                                                 A Elliott
                                                 J Halliday
                                                 J Manktelow

             SECRETARY:                          P M Tarrant

             REGISTERED OFFICE:                  Planet House
                                                 North Heath Lane
                                                 Horsham
                                                 West Sussex
                                                 United Kingdom
                                                 RH12 5QE

             REGISTERED NUMBER:                  1998080 (England)

             AUDITORS:                           CMB Partnership
                                                 Chartered Accountants and
                                                 Registered Auditors
                                                 Chapel House
                                                 1 Chapel Street
                                                 Guildford
                                                 Surrey
                                                 United Kingdom
                                                 GU1 3UH

                                    CONTENTS

FINANCIAL STATEMENTS                                                   PAGE

   Important Note                                                        1

   Original Directors Report of United Kingdom GAAP statements           2 - 3

   Original Independent Auditors Report on United Kingdom GAAP           4
   Statements

   Independent Auditors Report on US GAAP statements                     5

   Consolidated Balance Sheets                                           6

   Consolidated Statements of Income and Retained Earnings               7

   Consolidated Statements of Comprehensive Income                       7

   Consolidated Statements of Cash Flows                                 8 - 9

   Notes to the Financial Statements                                     10 - 11

     Important note

     The consolidated US GAAP financial information contained in this report represents historical information, which previously was reported in accordance with United Kingdom GAAP and has been restated in accordance with US GAAP. The restatement to US GAAP has been performed at the request of the directors of the company.

     The consolidated US GAAP financial information includes certain primary information (consolidated balance sheet, consolidated income statement, changes in shareholders equity, consolidated cash flow statement and certain explanatory notes.)

     The original financial statements for the year ended 31 March 2003 prepared in accordance with United Kingdom GAAP were approved by the directors on 29
     October 2003. The Independent Auditors Report on those financial statements was also dated 29 October 2003 and is attached on page 4. As outlined above, the directors of the company have requested that the original financial statements be restated in accordance with US GAAP. The
     Independent Auditors have attached a report on those financial statements on page 5.

                                     Page 2

      CQ SYSTEMS LIMITED

      REPORT OF THE DIRECTORS
      FOR THE YEAR ENDED 31 MARCH 2003

      The directors present their report with the financial statements of the group for the year ended 31 March 2003.

      PRINCIPAL ACTIVITY The principal activity of the group in the year under review was that of the provision of computer software and services.

      DIRECTORS
      The directors during the year under review were:

      P J Grace
      G E Tarrant
      I M Tarrant
      A Elliott
      J Halliday
      J Manktelow

      The beneficial interests of the directors holding office on 31 March 2003 in the issued share capital of the company were as follows:

                                                                  01.04.02 or
                                                          date of appointment
      Ordinary (pound)0.20 shares       31.3.03                      if later

      P J Grace                          75,000                       75,000
      G E Tarrant                       150,000                      150,000
      I M Tarrant                       150,000                      150,000
      A Elliott                          55,983                       55,983
      J Halliday                         38,034                       38,034
      J Manktelow                        30,983                       30,983

      The directors' interests above include shares held by connected persons.

      STATEMENT OF DIRECTORS' RESPONSIBILITIES Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

      - select suitable accounting policies and then apply them consistently;
      - make judgements and estimates that are reasonable and prudent;
      - prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

      The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

      AUDITORS
      CMB Partnership were appointed as auditors during the year and will be proposed for re-appointment in accordance with Section 385 of the
      Companies Act 1985.

                                     Page 2

CQ SYSTEMS LIMITED

REPORT OF THE DIRECTORS
FOR THE YEAR ENDED 31 MARCH 2003

This report has been prepared in accordance with the special provisions of Part
VII of the Companies Act 1985 relating to small companies.

ON BEHALF OF THE BOARD:

P M Tarrant - Secretary

Date: 29 October 2003

                                       1

REPORT OF THE INDEPENDENT AUDITORS TO THE SHAREHOLDERS OF CQ SYSTEMS LIMITED

"We have audited the financial statements of CQ Systems Limited for the year ended 31 March 2003 on pages four to eleven. These financial statements have been prepared in accordance with the Financial Reporting Standard for Smaller
Entities (effective June 2002), under the historical cost convention and the accounting policies set out therein.

This report is made solely to the company's members, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company's members those matters we are required to state to them in an auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors
As described on page two the company's directors are responsible for the preparation of financial statements in accordance with applicable law and United
Kingdom Accounting Standards.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing
Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act
1985. We also report to you if, in our opinion, the Report of the Directors is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read the Report of the Directors and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of audit opinion
We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion
In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 March 2003 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act
1985".

CMB Partnership
Chartered Accountants and Registered Auditors
Chapel House, 1 Chapel Street
Guildford
Surrey GU1 3UH                                            Date: 29 October 2003

                                       2

BOARD OF DIRECTORS
CQ SYSTEMS LIMITED

Independent Auditors' Report

We have audited the accompanying balance sheets of CQ Systems Limited, as of 31
March 2003 and 2002, and the related statements of income and retained earnings, comprehensive income, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance generally accepted auditing standards.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion. We draw attention to the note on page 1 in that the original accounts were prepared in accordance with United Kingdom accounting and auditing standards. We have been requested to report on the financial statements prepared under US GAAP. The scope of our work for the purpose in US GAAP financial statements did not include examining or dealing with events after the date of the Audit Report on the United Kingdom GAAP accounts.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CQ Systems Limited, as of 31
March 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

CMB Partnership
Chartered Accountants and Registered Auditors
Chapel House, 1 Chapel Street
Guildford
Surrey GU1 3UH                                            Date: 29 October 2003

                                       3

                           CONSOLIDATED BALANCE SHEET

                                     ASSETS
                                                               March 31
                                                          2003            2002
                                          Note          (pound)         (pound)
CURRENT ASSETS
  Cash and cash equivalents                              448,136         369,639
  Accounts receivable                                    435,806         310,188
  Prepaid expenses and other debtors                      47,216          44,536
                                                       ---------       ---------

TOTAL CURRENT ASSETS                                     931,158         724,363
                                                       ---------       ---------

EQUIPMENT
                                           2
  Automobiles                                             39,732          49,402
  Furniture and equipment                                155,093         154,127
  Computer equipment                                     546,646         518,922
                                                       ---------       ---------
                                                         741,471         722,451

Less accumulated depreciation                            616,420         513,472
                                                       ---------       ---------

                                                         125,051         208,979
                                                       ---------       ---------

                                                       1,056,209         933,342
                                                       =========       =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                                                               March 31
                                                               2003        2002
                                          Note               (pound)     (pound)
CURRENT LIABILITIES
  Accounts payable                                            21,365      20,600
  Hire purchase liabilities                                   32,153      41,231
  Payroll, Vat and corporation taxes
  payable                                                    135,117      87,935
  Dividends payable                                           30,000          --
  Accrued liabilities                                         92,911     114,289
  Deferred income                                            410,193     350,863
                                          1.b
                                                           ---------   ---------

TOTAL CURRENT LIABILITIES                                    721,739     614,918

LONG TERM LIABILITIES AND PROVISIONS
  Hire purchase liabilities                                    5,275      37,405
  Deferred tax                                                 1,198          --
                                                           ---------   ---------

TOTAL LIABILITIES                                            728,212     652,323

SHAREHOLDERS' EQUITY
  Ordinary Shares
    1,000,000 shares authorised
    (pound)0.20 par value
    Issued 500,000 shares                                    100,000     100,000
  Retained earnings                                          227,997     181,019
                                                           ---------   ---------

                                                           1,056,209     933,342

                                                           =========   =========

                        See notes to financial statements

                                       4

             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

                                                                      10 Month
                                                       Year ended   Period ended
                                                        March 31       March 31
                                          Note        2003 (pound)  2002 (pound)

SALES                                                   2,471,477     2,209,098
                                          1.b
COST OF SALES                                           1,069,974     1,042,194
                                                       ----------    ----------

                                                        1,401,503     1,166,904

OPERATING EXPENSES                                      1,302,176     1,130,355
                                          1.e          ----------    ----------

INCOME FROM OPERATIONS                                     99,327        36,549

OTHER INCOME (EXPENSES)
  Interest income                                          10,257         9,744
  Interest payable                                         (3,530)       (5,515)
                                                       ----------    ----------

INCOME BEFORE CORPORATION                                 106,054        40,778
AND DEFERRED TAXES

UK CORPORATION AND DEFERRED TAXES          3              (29,076)       (8,782)
                                                       ----------    ----------

NET INCOME                                                 76,978        31,996

RETAINED EARNINGS
  Beginning of year                                       181,019       356,023
  Less: Dividends                     )                   (30,000)     (207,000)
                                                       ----------    ----------

  End of year                                             227,997       181,019

                                                       ==========    ==========

                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                         2003             2002
                                                        (pound)          (pound)

NET INCOME                                              76,978            31,996

                                                        ------            ------

COMPREHENSIVE INCOME                                    76,978            31,996

                                                        ======            ======

                       See notes to financial statements.

                                       5

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                               March 31
                                                           2003          2002
                                                         (pound)       (pound)

CASH FLOWS FROM OPERATING ACTIVITIES

  Cash received from customers                        2,343,179       2,260,695
  Cash paid to suppliers and employees               (2,235,165)     (2,222,307)
  Interest received                                      10,257           9,744
  Interest paid                                          (3,530)         (5,515)
  Corporation tax paid                                   (8,782)         (4,639)
                                                     ----------      ----------

  Net cash provided by operating activities             105,959          37,978

                                                     ----------      ----------

CASH FLOWS FROM INVESTING ACTIVITIES

  Net sales (purchases) of equipment                    (27,462)        (73,646)
                                                     ----------      ----------

  Net cash used by investing activities                 (27,462)        (73,646)
                                                     ----------      ----------

CASH FLOWS FROM FINANCING ACTIVITIES

  Dividends paid                                             --        (207,000)
                                                     ----------      ----------

  Net cash used by financing activities                      --        (207,000)
                                                     ----------      ----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                78,497        (242,668)

CASH AND CASH EQUIVALENTS

  Beginning of year                                     369,639         612,307
                                                     ----------      ----------

  End of year                                           448,136         369,639

                                                     ==========      ==========

                       See notes to financial statements.

                                       6

                CONSOLIDATED STATEMENTS OF CASH FLOWS - Continued

                                                                 March 31
                                                            2003          2002
                                                          (pound)        (pound)

RECONCILIATION OF NET INCOME TO CASH
PROVIDED BY OPERATING ACTIVITIES

Net Income                                                 76,978        31,996
Adjustments to reconcile net income to net cash
provided by operating activities:

  Depreciation                                            111,390       122,581
  Decrease/(increase) in accounts
  receivable and other debtors                           (128,297)       51,597
  Increase/(decrease) in accounts
  payable and other creditors                              25,594      (172,339)
  Increase in corporation taxes payable                    19,096         4,143
  Increase in deferred taxes                                1,198            --
                                                         --------      --------

                                                           28,981         5,982

                                                         --------      --------

                                                          105,959        37,978

                                                         ========      ========

                       See notes to financial statements.

                                       7

                          NOTES TO FINANCIAL STATEMENTS

1.    Summary of significant accounting policies

      The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United
      States of America (US GAAP) and are stated in United Kingdom sterling.

      In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

      a.    Principles of consolidation

            The consolidated financial statements include the financial statements of the group and its subsidiary. The group's subsidiary is Custom Quest Limited, a dormant company that has not traded since
            31 May 2001 in which the group has a 100% direct holding in the voting rights. The net assets of the subsidiary company since cessation of trade is (pound)nil.

      b.    Turnover

            Licence revenue is recognised where orders have been signed and the product is delivered. In contracts with multiple elements revenues are allocated to each element based on the fair value on completion, delivery and acceptance by the customer. For other services related activity, revenue is recognised on a percentage of completion basis.

      c.    Tangible Fixed Assets

            Depreciation is provided at the following rates in order to write off each asset over its useful life;

            Computer software             50% straight line
            Office furniture and fittings 15% straight line
            Computer equipment            33.33% straight line
            Automobiles                   25% straight line

            The group evaluates tangible fixed assets for impairment losses at least annually and whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or is greater than its fair value.

      d.    Deferred Tax

            Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date. These reflect the expected future tax consequences of temporary
            differences between the carrying amounts of assets and liabilities at the balance sheet date and their respective tax bases.

                                       8

                    NOTES TO FINANCIAL STATEMENTS - Continued

      e.    Research and Development

            Expenditure on research and development is written off in the year in which it is incurred. Development costs on computer software that is to be sold relates to bespoke work undertaken for particular customers as and when requested. Under these circumstances, these costs are written off as incurred rather than capitalised and amortised, as they relate solely to the individual customers specifications rather than being available for general release to customers.

      f.    Advertising

            The company expenses advertising costs as they are incurred.

      g.    Hire Purchase and Leasing Commitments

            Assets obtained under hire purchase contracts are capitalised in the balance sheet and are depreciated over their useful estimated lives.

            The interest element of these obligations are charged to the statement of income and retained earnings over the lease term. The capital element of the future payments is treated as liability.

            Rentals paid under operating leases are charged to the statement of income and retained earnings on a straight line basis.

      h.    Pensions

            The company operates a defined contribution pension scheme.
            Contributions payable for the year are charged in the statement of income and retained earnings.

      i.    Cash and cash equivalents

            Cash and cash equivalents consist of cash at bank and in hand.

2.    SECURED CREDITORS

      The amounts owed under hire purchase contracts totalling (pound)37,428
      (2002 - (pound)78,636) are secured on the assets acquired. The bank also holds securities over any bank borrowings ((pound)nil at the balance sheet date.)

3.    CORPORATION AND DEFERRED TAXES

      Provision is made for United Kingdom corporation tax payable on the group's taxable net income. This is provided for at the rate of tax prevailing at that time. The current standard corporation tax rate in the
      United Kingdom is 30%. Deferred tax is provided using the standard rate.

4.    COMMITMENTS

      The group is committed to making operating lease payments of (pound)82,500 in the forthcoming year.

                               CQ SYSTEMS LIMITED

                             COMPANY NUMBER: 1998080
                             (Registered in England)

                              FINANCIAL STATEMENTS

                           AND ADDITIONAL INFORMATION

                         Unaudited 9 Months to December
                                      2004

                               CQ SYSTEMS LIMITED

                               COMPANY INFORMATION
                        FOR THE YEAR ENDED 31 MARCH 2004

           DIRECTORS:                          P J Grace
                                               G E Tarrant
                                               I M Tarrant
                                               A Elliott
                                               J Halliday
                                               J Manktelow
                                               C S Taylor

           SECRETARY:                          P M Tarrant

           REGISTERED OFFICE:                  Planet House
                                               North Heath Lane
                                               Horsham
                                               West Sussex
                                               United Kingdom
                                               RH12 5QE

           REGISTERED NUMBER:                  1998080 (England)

                  UNAUDITED CONSOLIDATED BALANCE SHEET - ASSETS

                                                                    9 months to     March 31 2004
                                                              Note   Dec 31            pound)
                                                                     2004
                                                                    (pound)
CURRENT ASSETS
  Cash and cash equivalents                                           540,732           809,488
  Accounts receivable (net of (pound)5,000 bad debt provision)        451,509           400,280
  Prepaid expenses and other receivables                               66,748            60,501
                                                                    ---------         ---------

TOTAL CURRENT ASSETS                                                1,058,989         1,270,269
                                                                    ---------         ---------

AUTOMOBILES &
EQUIPMENT                                                      2

  Automobiles                                                          49,732            64,725
  Fixtures & Fittings                                                 185,790           172,841
  Computer Software & Equipment                                       661,377           580,772

                                                                    ---------         ---------
                                                                      896,897           818,338

Less accumulated depreciation                                         714,975           676,768
                                                                    ---------         ---------
                                                                      181,922           141,570
                                                                    ---------         ---------
                                                                    1,240,911         1,411,839
                                                                    =========         =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                   9 months to  March 31
                                                                    Dec 31       2004
                                                                    2004        (pound)
                                                                    (pound)
CURRENT LIABILITIES
  Accounts payable                                                   16,828      16,682
  Hire purchase liabilities                                          44,962      23,428
  Payroll, Vat and corporation taxes payable                        166,100     283,017
  Dividends payable                                                  53,062
  Accrued liabilities                                                41,329      75,197
  Deferred income                                                   486,915     418,581
                                                                  ---------   ---------

TOTAL CURRENT LIABILITIES                                           756,134     869,967

LONG TERM LIABILITIES AND PROVISIONS
  Hire purchase liabilities                                          66,871      38,270
  Deferred tax                                                        2,916       2,916
                                                                  ---------   ---------

TOTAL LIABILITIES                                                   825,921     911,153

SHAREHOLDERS'
EQUITY                                                        7
  Ordinary Shares
    1,000,000 shares authorised (pound)0.20 par value
    Issued and outstanding 500,000 shares                           100,000     100,000
  Retained earnings                                                 314,990     400,686
                                                                  ---------   ---------

                                                                  1,240,911   1,411,839
                                                                  =========   =========

..........................                           ..........................
Approved and signed on behalf of the board of directors on

                       See notes to financial statements.

                                  Page 3 of 10

        UNAUDITED CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

                                                     9 months to   March 31 2004
                                                       Dec 31          (pound)
                                                        2004
                                            Note       (pound)

NET REVENUE                                  1.b      1,813,546       2,739,303

COST OF REVENUE                                          99,572       1,082,577
                                                     ----------      ----------

GROSS PROFIT                                          1,713,974       1,656,726

OPERATING EXPENSES                           1.e      1,675,748       1,119,171
                                                     ----------      ----------

INCOME FROM OPERATIONS                                                  537,555

OTHER INCOME (EXPENSES)
  Interest income                                        19,325          19,483
  Interest payable                                       (4,498)         (5,238)
                                                     ----------      ----------

INCOME BEFORE CORPORATION                                53,053         551,800
AND DEFERRED TAXES

UK CORPORATION AND DEFERRED TAXES              3                       (141,049)
                                                     ----------      ----------

NET INCOME                                               53,053         410,751

RETAINED EARNINGS
  Beginning of year                                     400,686         227,997
  Less: Dividends                                      (138,749)       (238,062)
                                                     ----------      ----------

  End of year                                           314,990         400,686
                                                     ==========      ==========

                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                     9 months to   March 31 2003
                                                       Dec 31          (pound)
                                                        2004
                                            Note       (pound)

NET INCOME                                               53,053         410,751
                                                     ----------      ----------

COMPREHENSIVE INCOME                                     53,053         410,751
                                                     ==========      ==========

                       See notes to financial statements.

                                  Page 4 of 10

                 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  9 months to     Year ended
                                                    Dec 31       March 31 2004
                                                     2004          (pound)
                                                   (pound)

CASH FLOWS FROM OPERATING ACTIVITIES

  Cash received from customers                    1,756,070         2,761,544
  Cash paid to suppliers and employees           (1,616,573)       (2,074,453)
  Interest received                                  19,325            19,483
  Interest paid                                      (4,498)           (5,238)
  Corporation tax paid                             (139,331)          (27,878)
                                                 ----------        ----------

  Net cash provided by operating activities          14,993           673,458
                                                 ----------        ----------

CASH FLOWS FROM INVESTING ACTIVITIES

  Net sales (purchases) of equipment               (144,999)          (97,106)
                                                 ----------        ----------

  Net cash used by investing activities            (144,999)          (97,106)
                                                 ----------        ----------

CASH FLOWS FROM FINANCING ACTIVITIES

  Dividends paid                                   (138,750)         (215,000)
                                                 ----------        ----------

  Net cash used by financing activities            (138,750)         (215,000)
                                                 ----------        ----------

NET DECREASE IN CASH AND CASH EQUIVALENTS          (268,756)          361,352

CASH AND CASH EQUIVALENTS

  Beginning of year                                 809,488           448,136
                                                 ----------        ----------

  End of year                                       540,732           809,488
                                                 ==========        ==========

                       See notes to financial statements.

                                  Page 5 of 10

           UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS - Continued

                                                                       9 months to    Year ended
                                                                          Dec 31     March 31 2004
                                                                          2004         (pound)
                                                                         (pound)
RECONCILIATION OF NET INCOME TO CASH
PROVIDED BY OPERATING ACTIVITIES

Net Income                                                                53,053       410,751

Adjustments to reconcile net income to net cash provided by operating activities:
  Profit on sale of asset                                                                (5207)
  Depreciation                                                            49,868        80,587
  Decrease/(increase) in accounts receivable and other debtors           (57,476)       22,241
  Increase in accounts payable and other creditors                       108,879        46,708
  Increase in corporation taxes payable                                 (139,331)      111,453
  Increase in deferred taxes                                                             1,718
                                                                        --------      --------

                                                                          (38060)      262,707
                                                                        --------      --------

                                                                           14993       673,458
                                                                        ========      ========

                       See notes to financial statements.

                                  Page 6 of 10

                          NOTES TO FINANCIAL STATEMENTS

1.    Summary of significant accounting policies

      The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United
      States of America (US GAAP) and are stated in United Kingdom sterling.

      In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

      a.    Principles of consolidation

            The consolidated financial statements include the financial statements of the company and its subsidiary. The group's subsidiary is Custom Quest Limited, a dormant company that has not traded since
            31 May 2001 in which the group has a 100% direct holding in the voting rights. The net assets of the subsidiary company since cessation of trade is (pound)nil.

      b.    Revenue

            The group recognises its revenue in accordance with the Securities and Exchange Commissions ("SEC") Staff Accounting Bulletin No 104
            "Revenue recognition in Financial Statements".

            Licence revenue is recognised where orders have been signed and the product is delivered. In contracts with multiple elements revenues are allocated to each element based on the fair value on completion, delivery and acceptance by the customer. For other services related activity, revenue is recognised on a percentage of completion basis.

      c.    Automobiles and equipment

            Depreciation is provided at the following rates in order to write off each asset over its useful life;

            Computer software               50% straight line
            Office furniture and fittings   15% straight line
            Computer equipment              33.33% straight line
            Automobiles                     25% straight line

            The group evaluates tangible fixed assets for impairment losses at least annually and whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or is greater than its fair value.

            Long-lived assets

            Effective January 1 2002, the group adopted Statement of Financial
            Accounting Standards No 144 "Accounting for the impairment or disposal of long-lived assets" ("SFAS 144") which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The group has evaluated the carrying value of long-lived assets held in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets when indicators of impairment are present where the carrying amount exceeds the fair value of the asset. Based on its review, the group believes that as of March 31 2004 and 2003, there were no
            significant impairments of its long-lived assets.

                                  Page 7 of 10

                    NOTES TO FINANCIAL STATEMENTS - Continued

      d.    Deferred Tax

            Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date. These reflect the expected future tax consequences of temporary
            differences between the carrying amounts of assets and liabilities at the balance sheet date and their respective tax bases.

      e.    Research and Development

            Expenditure on research and development is written off in the year in which it is incurred. Development costs on computer software that is to be sold relates to bespoke work undertaken for particular customers as and when requested. Under these circumstances, these costs are written off as incurred rather than capitalised and amortised, as they relate solely to the individual customers specifications rather than being available for general release to customers.

      f.    Advertising

            The company expenses advertising costs as they are incurred.

      g.    Hire Purchase and Leasing Commitments

            Assets obtained under hire purchase contracts are capitalised in the balance sheet and are depreciated over their useful estimated lives.

            The interest element of these obligations are charged to the statement of income and retained earnings over the lease term. The capital element of the future payments is treated as liability.

            Rentals paid under operating leases are charged to the statement of income and retained earnings on a straight line basis.

      h.    Pensions

            The company operates a defined contribution pension scheme.
            Contributions payable for the year are charged in the statement of income and retained earnings.

      i.    Cash and cash equivalents

            Cash and cash equivalents consist of cash at bank and in hand.

      j.    Foreign currency transactions

            Accounting principles generally require that recognised revenue, expenses, gains and losses be included in net income. Certain statements however require entities to report specific changes in assets and liabilities, such as a gain or loss on a foreign currency translation, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. Cumulative translation adjustments were insignificant in both the year and preceding year.

2.    SECURED CREDITORS

      The amounts owed under hire purchase contracts totalling (pound)111,833
      (2003 - (pound)61,698) are secured on the assets acquired.

                                  Page 8 of 10

                    NOTES TO FINANCIAL STATEMENTS - Continued

3.    CORPORATION AND DEFERRED TAXES

      Provision is made for United Kingdom corporation tax payable on the group's taxable net income. This is provided for at the rate of tax prevailing at that time. The current standard corporation tax rate in the
      United Kingdom is 30%. Deferred tax is provided using the standard rate.

      The UK corporation and deferred tax charge is stated below:-

                                   Year Ended          Year Ended
                                     Dec 31             March 31
                                      2004                2004
                                    (pound)             (pound)

Corporation tax                        (1)                  139,331
Deferred tax                                                  1,718
                                 ----------------    ---------------
                                       (1)                  141,049
                                 ----------------    ---------------

      The corporation tax assessed for the year is set out below:-

                                   Year Ended          Year Ended
                                    March 31            March 31
                                      2004                2003
                                    (pound)             (pound)

Net Income                                                 551,800
                                   ===========         ===========

Net   income    multiplied   by                            165,540
standard  rate  of  corporation
tax   of   30%   (2003:   small
companies  corporation tax rate
of 19%)

Effects of:-

Excess  of  capital  allowances
over depreciation                                           (1,099)

Expenses not allowable for tax                                 977

Marginal relief                                            (26,087)
                                   -----------         -----------
                                                           139,331
                                   -----------         -----------

4.    COMMITMENTS

      The group is committed to making operating lease payments of (pound)82,500 in the forthcoming year.

                                  Page 9 of 10

NOTES TO FINANCIAL STATEMENTS - Continued

5.    SHAREHOLDERS EQUITY

                                    Dec 31     March 31
                                    2004        2004
                                   (pound)     (pound)

Net income for year                 53,053     410,751
Dividends                         (138,749)   (238,062)
                                  --------    --------

Net loss to shareholders equity    (85,696)    172,689

Opening Shareholders equity
                                   500,686     327,997
                                  --------    --------

Closing Shareholders equity        414,990     500,686
                                  --------    --------

                                 Page 10 of 10

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
 PRO-FORMA FINANCIAL STATEMENTS
JUNE 30, 2004
(UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the audited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of June 30, 2004 and the audited financial statements of CQ Systems Limited (a UK corporation) (“CQ Systems”) as of March 31, 2004. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of CQ Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. These pro-forma statements assumes the acquisition was consummated as of July 1, 2003, the beginning of NetSol Technologies fiscal year.

The estimated purchase price is £3,561,094 or $6,677,052 of which one-half is due in cash and shares of NetSol’s common stock at closing. The other half is due within one year, no interest accrues on the outstanding balance. The estimated purchase price is based on the March 31, 2004 audited financial statements of CQ Systems. The final purchase price will be adjusted either up or down when the audited March 31, 2005 financial statements are completed.

The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of CQ Systems. The Pro-Forma statements do not purport to represent what the Company’s financial condition and results of operations would actually have been if the acquisition of CQ Systems had occurred on the date indicated or to project the Company’s results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
FOR THE PERIOD ENDED JUNE 30, 2004
(UNAUDITED)

	NetSol	CQ Systems
	as of 6/30/04	as of 3/31/04	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

ASSETS

Current Assets	$3,563,501	$2,337,549	$-		$5,901,050
Property & equipment, net	4,203,580	260,517	-		4,464,097
Intangible assets, net	4,218,040	-	5,755,690	(1)	9,973,730
Total assets	$11,985,121	$2,598,066	$5,755,690		$20,338,877

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$3,573,948	$1,600,914	$-		$5,174,862
Obligations under capitalized leases, less current maturities	27,604	70,424	-		98,028
Deferred tax	-	5,366	-		5,366
Notes payable	89,656	-	3,338,526	(1)	3,428,181
Convertible debenture	937,500	-	-		937,500
Total liabilities	4,628,708	1,676,704	3,338,526		9,643,937

Stockholders' equity;
Common stock	9,483	159,210	(158,528)	(1)	10,165
Additional paid in capital	38,933,621	-	3,337,844	(1)	42,271,465
Stock subscription receivable	(497,559)	-	-		(497,559)
Treasury stock	(21,457)	-	-		(21,457)
Other comprehensive income (loss)	(150,210)	138,784	(138,784)	(1)	(150,210)
Accumulated earnings (deficit)	(30,917,465)	623,368	(623,368)	(1)	(30,917,465)
Total stockholders' equity	7,356,413	921,362	2,417,164		10,694,939

Total liabilities and stockholders' equity	$11,985,121	$2,598,066	$5,755,690		$20,338,876

NOTES:
(1) Elimination of Common stock and accumulated earnings of CQ Systems before the acquisition and to record the purchase of CQ Systems by NetSol.
The estimated purchase price is $6,677,052, of which one-half is due at closing in cash and stock and the remaining half to be paid within one year, and after the price has been adjusted up or down when the audited 3/31/05 numbers are available. No interest is accrued on the balance remaining after closing.

	Purchase Price allocation:	$
	Common Stock, 681,965 shares	682
	Additional paid in capital	3,337,844
	Notes payable	3,338,526
	Total purchase price	6,677,052

	CQ equity	921,362
	Intangible assets	5,755,690
		6,677,052

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004
(UNAUDITED)

	NetSol	CQ Systems
	as of 6/30/04	as of 3/31/04	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

Net Revenue	$5,749,062	$4,640,653	$-		$10,389,715

Cost of revenue	2,656,377	1,833,994	-		4,490,371

Gross profit	3,092,685	2,806,659	-		5,899,344

Operating expenses	5,800,703	1,895,988	686,795	(3)	8,383,483

Income (loss) from operations	(2,708,018)	910,671	(686,795)		(2,484,139)

Other income and (expenses)	(77,351)	(214,819)	-		(292,170)

Income (loss) from continuing operations	(2,785,369)	695,852	(686,795)		(2,776,309)

Minority interest in subsidiary	273,159	-	-		273,159

Net income (loss)	(2,512,210)	695,852	(686,795)		(2,503,150)

Other comprehensive income (loss):
Translation adjustment	(299,507)	110,837	-		(188,670)

Comprehensive income (loss)	$(2,811,717)	$806,689	$(686,795)		$(2,691,820)

EARNINGS PER SHARE

Weighted -average number of shares outstanding	8,563,518	100,000			8,663,518

Income (loss) per share	$(0.29)	$6.96			$(0.29)

NOTES:
(1) Loss per share data shown above are applicable for both primary and fully diluted.
(2) Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 681,964 shares as if outstanding as of July 1, 2003.
(3) Amortization of intangible assets acquired in acquisition

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
PRO-FORMA FINANCIAL STATEMENTS
JUNE 30, 2003
(UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations has been derived from the audited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) as of June 30, 2003 and the audited financial statements of CQ Systems Limited (a UK corporation) (“CQ Systems”) as of March 31, 2003. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of CQ Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. These pro-forma statements assumes the acquisition was consummated as of July 1, 2002, the beginning of NetSol Technologies fiscal year.

The estimated purchase price is £3,561,094 or $6,677,052 of which one-half is due in cash and shares of NetSol’s common stock at closing. The other half is due within one year, no interest accrues on the outstanding balance. The estimated purchase price is based on the March 31, 2004 audited financial statements of CQ Systems. The final purchase price will be adjusted either up or down when the audited March 31, 2005 financial statements are completed.

The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of CQ Systems. The Pro-Forma statements do not purport to represent what the Company’s financial condition and results of operations would actually have been if the acquisition of CQ Systems had occurred on the date indicated or to project the Company’s results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
FOR THE PERIOD ENDED JUNE 30, 2003
(UNAUDITED)

	NetSol	CQ Systems
	as of 6/30/03	as of 3/31/03		Pro Forma		Pro Forma
	(Historical)	(Historical)		Adjustment		Combined

ASSETS

Current Assets	$1,774,553	$1,470,485		$-		$3,245,038
Property & equipment, net	2,037,507	197,481		-		2,234,988
Intangible assets, net	4,930,191	-		6,159,079	(1)	11,089,269
Total assets	$8,742,251	$1,667,966		$6,159,079		$16,569,295

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$3,533,614	$1,139,770		$-		$4,673,384
Obligations under capitalized leases, less current maturities	7,111	8,330				15,441
Deferred tax	-	1,892				1,892
Notes payable	126,674	-		3,338,526	(1)	3,465,199
Total liabilities	3,667,399	1,149,992		3,338,526		8,155,916

Stockholders' equity;
Common stock	5,757	159,210		(158,528)	(1)	6,439
Additional paid in capital	33,409,953	-		3,337,844	(1)	36,747,797
Stock subscription receivable	(84,900)					(84,900)
Other comprehensive income (loss)	149,297	27,947		(27,947)	(1)	149,297
Accumulated earnings (deficit)	(28,405,255)	330,816		(330,816)	(1)	(28,405,255)
Total stockholders' equity	5,074,852	517,973	(2)	2,820,553		8,413,378

Total liabilities and stockholders' equity	$8,742,251	$1,667,965		$6,159,079		$16,569,294

NOTES:
(1) Elimination of Common stock and accumulated earnings of CQ Systems before the acquisition and to record the purchase of CQ Systems by NetSol.
The estimated purchase price is $6,677,052, of which one-half is due at closing in cash and stock and the remaining half to be paid within one year, and after the price has been adjusted up or down when the audited 3/31/05 numbers are available. No interest is accrued on the balance remaining after closing.

	Purchase Price allocation:	$
	Common Stock, 681,965 shares	682
	Additional paid in capital	3,337,844
	Notes payable	3,338,526
	Total purchase price	6,677,052

	CQ equity	517,973
	Intangible assets	6,159,079
		6,677,052

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2003
(UNAUDITED)

	NetSol	CQ Systems
	as of 6/30/03	as of 3/31/03	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

Net Revenue	$3,745,386	$3,821,892	$-		$7,567,278

Cost of revenue	1,778,993	1,654,608	-		3,433,601

Gross profit	1,966,393	2,167,284	-		4,133,677

Operating expenses	4,434,643	2,013,685	589,385	(3)	7,037,710

Income (loss) from operations	(2,468,250)	153,599	(589,385)		(2,904,033)

Other income and (expenses)	(147,331)	(34,560)	-		(181,891)

Income (loss) from continuing operations	(2,615,581)	119,039	(589,385)		(3,085,924)

Gain from discontinuation of a subsidiary	478,075	-	-		478,075

Net income (loss)	(2,137,506)	119,039	(589,385)		(2,607,849)

Other comprehensive income (loss):
Translation adjustment	(380,978)	70,997	-		(309,981)

Comprehensive income (loss)	$(2,518,484)	$190,036	$(589,385)		$(2,917,830)

EARNINGS PER SHARE

Weighted -average number of shares outstanding	5,194,167	100,000			5,294,167

Income (loss) per share	$(0.41)	$1.19			$(0.49)

NOTES:

(1)	Loss per share data shown above are applicable for both primary and fully diluted.
(2)	Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 681,964 as if outstanding as of July 1, 2002.
(3)	Amortization of intangible assets acquired in acquisition

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
PRO-FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2004
(UNAUDITED)

The following unaudited Pro-Forma Statement of Financial Conditions and Statement of Operations have been derived from the unaudited consolidated financial statements of NetSol Technologies, Inc. (“NetSol”) for the six months ending December, 2004 and the unaudited financial statements of CQ Systems Limited (a UK corporation) (“CQ Systems”) for the nine months ending December 31, 2004. The unaudited Pro Forma Statement of Financial Conditions and Statement of Operations reflect the 100% acquisition of CQ Systems by NetSol under a stock purchase agreement. The Company has accounted for the acquisition under the purchase method of accounting for business combinations. These pro-forma statements assumes the acquisition was consummated as of July 1, 2003, the beginning of NetSol Technologies fiscal year.

The estimated purchase price is £3,561,094 or $6,677,052 of which one-half is due in cash and shares of NetSol’s common stock at closing. The other half is due within one year, no interest accrues on the outstanding balance. The estimated purchase price is based on the March 31, 2004 audited financial statements of CQ Systems. The final purchase price will be adjusted either up or down when the audited March 31, 2005 financial statements are completed.

The Pro-Forma Statement of Financial Conditions and Statement of Operations should be read in conjunction with the Consolidated Financial Statements of NetSol, related Notes to the financial statements, and the Financial Statements of CQ Systems. The Pro-Forma statements do not purport to represent what the Company’s financial condition and results of operations would actually have been if the acquisition of CQ Systems had occurred on the date indicated or to project the Company’s results of operations for any future period or date. The Pro-Forma adjustments, as described in the accompanying data, are based on available information and the assumptions set forth in the notes below, which management believes are reasonable.

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF FINANCIAL CONDITIONS
FOR THE PERIOD ENDED DECEMBER 31, 2004
(UNAUDITED)

	NetSol	CQ Systems
	as of 12/31/04	as of 12/31/04	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

ASSETS

Current Assets	$5,554,445	$1,976,412	$-		$7,530,857
Property & equipment, net	4,276,307	339,525	-		4,615,832
Intangible assets, net	4,003,151	-	5,902,547	(1)	9,905,698
Total assets	$13,833,903	$2,315,937	$5,902,547		$22,052,387

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities	$2,527,727	$1,411,187	$-		$3,938,915
Obligations under capitalized leases, less current maturities	56,910	124,803	-		181,713
Deferred tax	-	5,442	-		5,442
Notes payable	-	-	3,338,526	(1)	3,338,525
Convertible debenture	112,500	-	-		112,500
Total liabilities	2,697,137	1,541,432	3,338,526		7,577,095
Minority Interest	99,752	-	-		99,752

Stockholders' equity;
Common stock	12,254	159,210	(158,528)	(1)	12,936
Additional paid in capital	43,119,861	-	3,337,844	(1)	46,457,705
Common stock to be issued	254,800	-	-		254,800
Stock subscription receivable	(1,375,642)	-	-		(1,375,642)
Treasury stock	(27,197)	-	-		(27,197)
Other comprehensive income (loss)	(323,619)	157,028	(157,028)	(1)	(323,619)
Accumulated earnings (deficit)	(30,623,443)	458,267	(458,267)	(1)	(30,623,443)
Total stockholders' equity	11,037,014	774,505	2,564,021		14,375,540

Total liabilities and stockholders' equity	$13,833,903	$2,315,937	$5,902,547		$22,052,387

NOTES:
(1) Elimination of Common stock and accumulated earnings of CQ Systems before the acquisition and to record the purchase of CQ Systems by NetSol.
The estimated purchase price is $6,677,052, of which one-half is due at closing in cash and stock and the remaining half to be paid within one year, and after the price has been adjusted up or down when the audited 3/31/05 numbers are available. No interest is accrued on the balance remaining after closing.

	Purchase Price allocation:	$
	Common Stock, 681,965 shares	682
	Additional paid in capital	3,337,844
	Notes payable	3,338,526
	Total purchase price	6,677,052

	CQ equity	774,505
	Intangible assets	5,902,547
		6,677,052

NETSOL TECHNOLOGIES INC AND SUBSIDIARIES
CONSOLIDATED PRO-FORMA STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2004
(UNAUDITED)

	NetSol	CQ Systems
	as of 12/31/04	as of 12/31/04	Pro Forma		Pro Forma
	(Historical)	(Historical)	Adjustment		Combined

Net Revenue	$4,781,532	$3,493,978	$-		$8,275,510

Cost of revenue	1,580,620	191,835	-		1,772,455

Gross profit	3,200,912	3,302,143	-		6,503,055

Operating expenses	2,541,833	3,228,496	348,272	(3)	6,118,598

Income (loss) from operations	659,079	73,647	(348,272)		384,457

Other income and (expenses)	(379,314)	28,566	-		(350,748)

Income (loss) from continuing operations	279,765	102,213	(348,272)		33,709

Minority interest in subsidiary	14,259	-	-		14,259

Net income (loss)	294,024	102,213	(348,272)		47,968

Other comprehensive income (loss): Translation adjustment	(173,409)	18,244	-		(155,165)

Comprehensive income (loss)	$120,615	$120,457	$(348,272)		$(107,197)

EARNINGS PER SHARE

Weighted -average number of
shares outstanding	10,755,918	100,000			10,855,918

Income (loss) per share	$0.03	$1.02			$0.00

NOTES:
(1)	Loss per share data shown above are applicable for primary
(2)	Weighted-average number of shares outstanding for the combined entity includes all shares issued for the acquisition of 681,964 shares as if outstanding as of July 1, 2003.
(3)	Amortization of intangible assets acquired in acquisition